Exhibit 10.6

FORM OF

INVESTMENT MANAGEMENT TRUST AGREEMENT

This INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Agreement”) is made as of             ,          2008, by and between Opportunity Acquisition Corp. (the “Company”) and American Stock Transfer & Trust Company (the “Trustee”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Registration Statement (as defined below).

WHEREAS, the Company’s Registration Statement on Form S-1 (No. 333-148768), as amended (the “Registration Statement”), for its initial public offering of securities (the “IPO”) has been declared effective by the Securities and Exchange Commission; and

WHEREAS, Banc of America Securities LLC is acting as the representative (the “Representative”) of the underwriters in the IPO pursuant to an underwriting agreement dated on or about the date hereof between the Company and the Representative (the “Underwriting Agreement”); and

WHEREAS, as described in the Registration Statement, and in accordance with the Company’s amended and restated certificate of incorporation, upon execution of this Agreement or as promptly thereafter as practicable, the Company shall deliver to the Trustee an amount equal to the sum of (i) $143,750,000 of the net proceeds of the IPO, including $5,250,000 in deferred underwriting compensation (or $165,462,500 of the net proceeds, including $6,037,500 in deferred underwriting compensation, if the over-allotment option is exercised in full) and (ii) $4,000,000 of the proceeds from the Company’s issuance and sale in a private placement of 4,000,000 warrants issued to its founding stockholder, JMP Group Inc., for a total of $147,750,000 (or $169,462,500 if the underwriters’ over-allotment option is exercised in full) to be deposited and held in a trust account for the benefit of the Company and the holders from time to time of the Company’s common stock, par value $0.001 per share (“Common Stock”), issued in the IPO (the “Public Stockholders”). The amount to be delivered to the Trustee is referred to herein as the “Property,” and the Public Stockholders are referred to together with the Company as the “Beneficiaries”; and

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $5,250,000 (or $6,037,500 if the underwriters’ over-allotment option is exercised in full, subject to proportional adjustment pursuant to the Underwriting Agreement if the underwriters’ over-allotment option is exercised in part, as specified in a notice pursuant to Paragraph 2(d) hereof), subject to reduction, as provided in the Underwriting Agreement, by amounts paid to Public Stockholders who convert their shares of Common Stock of the Company for cash in connection with the Company’s Initial Business Combination (as defined in the Company’s amended and restated certificate of incorporation), is attributable to deferred underwriting commissions that will become payable by the Company to the underwriters upon the consummation of an Initial Business Combination (the “Deferred Discount”); and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Agreements and Covenants of Trustee. The Trustee is hereby appointed to serve as Trustee hereunder, and the Trustee hereby agrees to act as Trustee upon the terms and conditions set forth herein. The Trustee hereby agrees and covenants to:

(a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement, in a segregated trust account (the “Trust Account”) established by the Trustee at American Stock Transfer & Trust Company;

(b) Manage, supervise, and administer the Trust Account subject to the terms and conditions set forth herein, including carrying out the activities and responsibilities set forth in Paragraph 3 hereof;

(c) In a timely manner, upon the written instruction of the Company, invest and reinvest the Property only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less, or in money market funds selected by the Company which invest principally in either short-term securities issued or guaranteed by the United States having a rating in the highest investment category granted thereby by a recognized credit rating agency at the time of acquisition and meeting the conditions under Rule 2a-7 under the Investment Company Act;

(d) Collect and receive, when due, all principal and income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e) Notify the Company of all communications received by it with respect to any Property requiring action by the Company;

(f) Supply any necessary information or documents as may be requested by the Company in connection with the Company’s preparation of the tax returns for the Company and Trust Account;

(g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as, and when instructed by the Company to do so; and

(h) Render to the Company, the Representative, and to such other person as the Company may instruct monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account.

2. Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a) Give all instructions and notices to the Trustee hereunder in writing, signed on behalf of the Company by a duly authorized executive of the Company. In addition, except with respect to its duties under Paragraph 3, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b) Hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit, or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee’s gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit, or proceeding, pursuant to which the Trustee intends to seek indemnification under this Paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Company shall have the right to conduct and manage the defense against such Indemnified Claim, provided that the Company shall obtain the consent of the Trustee with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Company may not agree to settle any Indemnified Claim without the prior written consent of the Trustee, which consent shall not be unreasonably withheld, unless such settlement includes a full release of the Trustee with respect to such Indemnification Claim. The Trustee may participate in such action with its own counsel at its own expense;

(c) Pay the Trustee a fee of [ ] for its services as Trustee at the consummation of the IPO (separately and in addition to making payments to the Trustee of a monthly fee of [ ] for transfer agent services, of a one-time fee of [$2,500] for warrant agent services and a closing fee of [ ] in accordance with the terms of a separate fee letter delivered to the Company on             ,          2008, as subsequently amended from time to time). It is expressly understood that the Property shall not be used to pay such fees. The Trustee shall refund any unused fees (on a pro rata basis) with respect to any period after the liquidation of the Trust Account. The Company shall not be responsible for any other fees or charges of the Trustee except as may be provided in Paragraph 2(b) hereof;

(d) Within five Business Days (as defined below) after the underwriters’ over-allotment option (or any unexercised portion thereof) set forth in the Underwriting Agreement expires or is exercised in full, provide the Trustee with a notice in writing (with a copy to the Representative) of the total amount of the Deferred Discount, which shall in no event be less than $5,250,000 and of the total amount that the Company shall be entitled to withdraw from the Trust Account pursuant to clause (z) of Paragraph 3(ii) hereof, which shall in no event be more than $2,300,000; and

For purposes of this Agreement, “Business Day” shall mean any day except a Saturday, Sunday, or other day on which commercial banks are authorized or required by law to close.

(e) In connection with any vote of the Company’s stockholders on whether to approve an Initial Business Combination, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and tabulating stockholder votes (which firm may be the Trustee) verifying the vote of the Company’s stockholders regarding such Initial Business Combination and any other matters voted upon by the stockholders in connection therewith; and

(f) If the Company does not effect an Initial Business Combination within 24 months after the date of the final prospectus for the IPO, the Company’s existence shall cease except for the purposes of the Company winding up its affairs and liquidating pursuant to Section 278 of the Delaware General Corporation Law, in which case as promptly as practicable thereafter the Company shall adopt a plan of distribution in accordance with Section 281(b) of the Delaware General Corporation Law. Upon the Company’s adoption of such plan of distribution, the Company shall promptly provide the Trustee a Termination Letter (as defined below) substantially in the form of Exhibit B hereto.

3. Liquidation and Distribution of Trust Account Property. The Trustee shall commence liquidation of the Trust Account only upon receipt of, and only in accordance with the terms of, a letter in form substantially similar to that attached hereto as either Exhibit A or Exhibit B (each, a “Termination Letter”), signed on behalf of the Company by a duly authorized executive officer of the Company and affirmed by a duly authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and any other documents referred to therein; provided, however, that the Trustee shall (i) from time to time as may be necessary timely to pay any taxes incurred as a result of interest or other income earned on the Property held in the Trust Account and any other taxes imposed upon the Company by any governmental entity or taxing authority (or to reimburse the Company for previous payments thereof), only upon receipt of and in accordance with the terms of a letter in form substantially similar to that attached hereto as Exhibit C (a “Tax Disbursement Letter”), signed on behalf of the Company by a duly authorized executive officer and copied to Authorized Counsel (as defined below), as evidenced by his or her countersignature thereto, distribute such funds to the person or persons indicated on the Schedule of Tax Payments attached to the Tax Disbursement Letter the amount or amounts that may be requested by the Company with respect thereto only as directed in the Tax Disbursement Letter and any other documents referred to therein, and (ii) from time to time, only upon receipt of and in accordance with the terms of a letter in form substantially similar to that attached hereto as Exhibit D (a “Disbursement Letter”), signed on behalf of the Company by a duly authorized executive officer and copied to Authorized Counsel, as evidenced by his or her countersignature thereto, distribute to the Company such amount as may be requested by the Company for working capital requirements as directed in the Disbursement Letter and the other documents referred to therein, provided, however, that the aggregate amount distributed by the Trustee to the Company pursuant to this Paragraph 3(ii) may not exceed the lesser of (y) the aggregate amount of interest and any other income actually received by the Trustee on amounts in the Trust Account less an amount equal to the aggregate amount of (A) taxes that have been paid or are payable on such interest and other income and (B) all other taxes imposed upon the Company by any governmental entity or taxing authority, and (z) $2,000,000, provided that, if the underwriters’ over-allotment option set forth in the Underwriting Agreement is exercised, then the foregoing dollar amount set forth in this clause (z) shall be increased by multiplying such amount by a fraction, the numerator of which is the total number of Units purchased by the Underwriters pursuant to the Underwriting Agreement, including all Units purchased upon exercise of such option, and the denominator is the total number of Units purchased by the Underwriters pursuant to the Underwriting Agreement, excluding any Units purchased upon exercise of such option (provided that, after giving effect to any and all such increases, such amount shall in no event exceed $2,300,000).

For purposes of this Agreement, “Authorized Counsel” shall mean, at any date, the attorney retained and authorized by the Company to perform the functions contemplated by this Agreement.

For purposes of this Agreement, “Unit” shall mean, a unit sold in connection with the IPO, each unit consisting of one share of the Company’s common stock, par value $0.001 per share, and one warrant to purchase one share (subject to adjustment) of the Company’s common stock.

4. Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a) Take any action with respect to the Property, other than as directed in Paragraphs 1 and 3 hereof, and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

(b) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in, or defend any proceeding of any kind with respect to, any of the Property, unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(c) Change the investment of any Property, other than in compliance with Paragraph 1(c);

(d) Refund any depreciation in principal of any Property;

(e) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f) The Company or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion, advice of counsel (including counsel chosen by the Trustee), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith and in the exercise of its own best judgment, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination, or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g) Verify the correctness of the information set forth in the Registration Statement (other than any information concerning or provided by the Trustee) or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement; and

(h) Subject to the requirements of Paragraph 3 of this Agreement, pay any taxes on behalf of the Trust Account to any governmental entity or taxing authority.

5. Termination. This Agreement shall terminate as follows:

(a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and the successor trustee has agreed in writing (signed by the successor trustee and the Company) to be bound by the terms of this Agreement (and a copy of such signed writing shall have been delivered to the Trustee), the Trustee shall transfer the Trust Account and the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon the resigning Trustee shall have no further rights and obligations under this Agreement (except with respect to events that existed or circumstances that occurred prior to such release of the resigning Trustee, and except that the provisions of Paragraph 2(b) shall continue to be applicable with respect to the resigning Trustee); provided, however, that, in the event that the Company does not locate a successor trustee within 90 days of receipt of the resignation notice from the Trustee, the Trustee may petition the United States District Court for the Southern District of New York for the appointment of a successor trustee. Anything herein to the contrary notwithstanding, the resignation of the Trustee shall not be effective unless and until a successor trustee shall have been appointed and agreed in writing to act in such capacity as contemplated by this Paragraph 5(a); or

(b) This Agreement shall terminate, except with respect to Paragraph 2(b), on the earlier to occur of such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of Paragraph 3 hereof and distributed the Property in accordance with the provisions of the Termination Letter and the tenth anniversary hereof.

6. Miscellaneous.

(a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. Upon receipt of written instructions (including, without limitation, any Termination Letter, Tax Disbursement Letter, or Disbursement Letter), the Trustee will confirm such instructions with an Authorized Individual at an Authorized Telephone Number listed on the attached Exhibit E. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in any Authorized Individual or Authorized Telephone Number listed in Exhibit E hereto or in any of its other authorized personnel. In executing funds transfers, the Trustee will rely upon account numbers or other identifying numbers of a beneficiary, beneficiary’s bank, or intermediary bank, rather than on names. The Trustee shall not be liable for any loss, liability, or expense resulting from any error in an account number or other identifying number, provided it has accurately transmitted the numbers provided.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. It may be executed in several counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. The parties hereto may change, waive, amend, or modify any provision contained herein that may be defective or inconsistent with any other provision contained herein only upon the written consent of each of the parties hereto; provided that such action shall not materially adversely affect the interests of the Public Stockholders. Any other change, waiver, amendment, or modification to this Agreement shall be subject to approval by a majority of the Public Stockholders; provided, further, that this Agreement may not be changed, waived, amended, or modified in such a manner as to adversely affect the right of the Underwriters to receive the Deferred Discount as contemplated herein without the written consent of the Representative. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives, to the maximum extent permitted by applicable law, the right to trial by jury.

(d) To the maximum extent permitted by applicable law, the parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction, for purposes of resolving any disputes hereunder.

(e) Any notice, consent, or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery, or by facsimile transmission:

if to the Trustee, to:

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Attn: Herb Lemmer, Vice President

Fax No.: (718) 331-1852

if to the Company, to:

Opportunity Acquisition Corp.

c/o JMP Group Inc.

600 Montgomery Street, Suite 1100

San Francisco, California 94111

Attn: Joseph A. Jolson

Fax No.: (415) 263-1336

in either case with a copy to:

Greenberg Traurig, LLP

2375 East Camelback Road, Suite 700

Phoenix, Arizona 85016

Attn: Brian H. Blaney, Esq.

Fax No.: (602) 445-8603

if to the Representative, to:

the address for notices set forth in the Underwriting Agreement

(f) No party hereto may assign this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld, except that, in connection with any merger of the Company into or consolidation of the Company with any person (the “Surviving Person”) in which case the Company shall not consummate any such transaction until the Surviving Person, the Company, and the Trustee shall have entered into a written agreement pursuant to which the Surviving Person shall agree to assume and perform all of the Company’s obligations hereunder.

(g) Each of the Trustee and the Company hereby represents that it has the full right and power, and has been duly authorized, to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account or any Property, including by way of set-off, and shall not be entitled to any funds in the Trust Account or any Property under any circumstance.

(h) The Trustee acknowledges and agrees that it is the specific intention of the parties hereto that the Representative is and shall be a third-party beneficiary of the provisions of this Agreement pertaining to the Deferred Discount (including, without limitation, paragraphs 2(d) and 6(c) and Exhibit A) and requiring that certain documents and notices be delivered to the Representative, and the Company’s and the Trustee’s obligations under this Agreement with respect thereto (but solely of those provisions and solely with respect to such obligations of the Company and the Trustee) with the same right and power to enforce those provisions as either of the parties hereto.

(i) The Trustee hereby waives any and all right, title, interest, and claims of any kind and nature (each, a “Claim”) in or to the Trust Account and any Property or other assets in the Trust Account or any distribution thereof, and hereby agrees not to seek recourse, reimbursement, payment, or satisfaction (including by way of set-off) for any Claim against the Trust Account or any Property or other assets therein for any reason whatsoever.

(j) The Trustee hereby consents to its being named in the Registration Statement and the related prospectus in connection with the IPO.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

AMERICAN STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

OPPORTUNITY ACQUISITION CORP.

By:
Name: Joseph A. Jolson
Title: Chairman and Chief Executive Officer

EXHIBIT A

Opportunity Acquisition Corp.

c/o JMP Group Inc.

600 Montgomery Street, Suite 1100

San Francisco, California 94111

[Insert date]

American Stock Transfer

& Trust Company

59 Maiden Lane

Plaza Level

New York, New York 10038

Attn: Compliance Department

Re:	Trust Account No. [ ] Termination Letter

Ladies and Gentlemen:

Pursuant to Paragraph 3 of the Investment Management Trust Agreement between Opportunity Acquisition Corp. (the “Company”) and American Stock Transfer & Trust Company (the “Trustee”), dated as of [                    ,         2008] (the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with [            ] to consummate an Initial Business Combination on or about [insert date]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Initial Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings given them in the Trust Agreement.

Pursuant to Paragraph 2(e) of the Trust Agreement, we are providing you with [an affidavit] [a certificate], which verifies the vote of the Company’s stockholders duly approving the Initial Business Combination and the related amendment to its amended and restated certificate of incorporation to provide for the Company’s perpetual existence, all in accordance with the terms of the Company’s amended and restated certificate of incorporation. The [affidavit] [certificate] includes the identities of the Public Stockholders who voted against the Initial Business Combination and properly exercised their conversion rights in connection therewith and the number of shares of Common Stock as to which each of them exercised such conversion rights.

In accordance with the terms of the Trust Agreement, we hereby instruct you to commence liquidation of the Trust Account so that on the Consummation Date, all funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct.

On the Consummation Date: (i) the Company shall deliver to you written notification that the Initial Business Combination has been consummated or will be consummated on the consummation date, (ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account other than the Deferred Discount (the “Instruction

Letter”), and (iii) the Representative shall deliver to you written instructions for delivery of the Deferred Discount. You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of written notice from the Company and the Instruction Letter, (a) to Public Stockholders who exercised their conversion rights in connection with the Initial Business Combination, in an amount equal to their pro rata share (based upon the proportion that the number of shares of Common Stock included in Units sold in the IPO (“IPO Shares”) owned by each of them bears to the total number of outstanding IPO Shares) of the amounts in the Trust Account as of two Business Days prior to the Consummation Date (including the Deferred Discount and any interest or income actually received or receivable on the Trust Account balance, but less an amount equal to estimated taxes that are or will be due on such interest or other income and any other taxes that are or will be owed by the Company to any governmental entity or taxing authority; (b) to the Representative in an amount equal to the Deferred Discount as so directed by them, and (c) the remainder in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same, and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company or be distributed immediately and the penalty incurred. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated. For purposes of determining payments to Public Stockholders pursuant to clause (a) of this paragraph, the amounts in the Trust Account shall be deemed to include any interest or other income that is payable on Property in the Trust Account as of two Business Days prior to the Consummation Date, whether or not such interest or other income has actually been received, and shall likewise include the full amount of any deposits held in the Trust Account that have not been liquidated by the Consummation Date.

In the event that the Initial Business Combination is not consummated on the Consummation Date and we have not notified you on or before the Consummation Date of a new date for consummation of the Initial Business Combination that is to take place within three Business Days of the Consummation Date, then the funds held in the Trust Account shall be reinvested as provided in Paragraph 1(c) of the Trust Agreement on the Business Day immediately following the Consummation Date.

Very truly yours,

OPPORTUNITY ACQUISITION CORP.

By:
Name: Joseph A. Jolson
Title: Chairman and Chief Executive officer

AFFIRMED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

EXHIBIT B

Opportunity Acquisition Corp.

c/o JMP Group Inc.

600 Montgomery Street, Suite 1100

San Francisco, California 94111

[Insert date]

American Stock Transfer

& Trust Company

59 Maiden Lane

Plaza Level

New York, New York 10038

Attn: Compliance Department

Re:	Trust Account No. [ ] Termination Letter

Ladies and Gentlemen:

Pursuant to Paragraph 3 of the Investment Management Trust Agreement between Opportunity Acquisition Corp. (the “Company”) and American Stock Transfer & Trust Company dated as of [                             , 2008] (the “Trust Agreement”), this is to advise you that the Company has failed to consummate an Initial Business Combination within the time period provided in its amended and restated certificate of incorporation and the Company is proceeding to dissolve and liquidate. Capitalized terms used but not defined herein shall have the meanings given them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize and request that you commence liquidation of the Trust Account as part of the Company’s plan of dissolution and distribution. In connection with this liquidation, you are hereby authorized to establish a record date for the purposes of determining the stockholders of record entitled to receive their per share portion of the Trust Account. The record date shall be within ten days of the liquidation date, or as soon thereafter as is practicable. You will notify the Company in writing as to when all of the funds in the Trust Account will be available for immediate transfer (the “Transfer Date”) in accordance with the terms of the Trust Agreement and the amended and restated certificate of incorporation of the Company.

You shall commence distribution of such funds in accordance with the terms of the Trust Agreement and the amended and restated certificate of incorporation of the Company and you shall oversee the distribution of the funds.

B-1

Upon the payment of all the funds in the Trust Account, the Trust Agreement shall be terminated.

Very truly yours,

OPPORTUNITY ACQUISITION CORP.

By:
Name: Joseph A. Jolson
Title: Chairman and Chief Executive Officer

AFFIRMED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

B-2

EXHIBIT C

Opportunity Acquisition Corp.

c/o JMP Group Inc.

600 Montgomery Street, Suite 1100

San Francisco, California 94111

[Insert date]

American Stock Transfer

& Trust Company

59 Maiden Lane

Plaza Level

New York, New York 10038

Attn: Compliance Department

Re:	Trust Account No. [ ] Tax Distribution Letter

Ladies and Gentlemen:

Pursuant to Paragraph 3 of the Investment Management Trust Agreement between Opportunity Acquisition Corp. (the “Company”) and American Stock Transfer & Trust Company dated as of [                         , 2008] (the “Trust Agreement”), this is to advise you that the Company has incurred a total of $                             in taxes (the “Tax Payment”) for the period from                      , 200     to                      , 200     (the “Tax Period”), which taxes are payable in the amounts and to the persons listed on Schedule 1 hereto.

In accordance with the terms of the Trust Agreement, we hereby authorize you to distribute from the Trust Account proceeds from interest and other income earned on the Property equal to the amount of the Tax Payment set forth above, in such amounts and to such payees as indicated on the Schedule of Tax Payments attached hereto as Schedule 1.

Very truly yours,

OPPORTUNITY ACQUISITION CORP.

By:
Name: Joseph A. Jolson
Title: Chairman and Chief Executive Officer

Authorized Counsel Signatory:

By:
Name:
Title:

C-1

SCHEDULE 1

SCHEDULE OF TAX PAYMENTS

[Payee]

Payment Date:

Amount:

Address:

[Payee]

Payment Date:

Amount:

Address:

[Payee]

Payment Date:

Amount:

Address:

Total amount of payments (must equal the Tax Payment shown in the letter to which this schedule is attached): $

S-1

EXHIBIT D

Opportunity Acquisition Corp.

c/o JMP Group Inc.

600 Montgomery Street, Suite 1100

San Francisco, California 94111

[Insert date]

American Stock Transfer

& Trust Company

59 Maiden Lane

Plaza Level

New York, New York 10038

Attn: Compliance Department

Re:	Trust Account No. [ ] Disbursement Letter

Ladies and Gentlemen:

Pursuant to Paragraph 3(ii) of the Investment Management Trust Agreement between Opportunity Acquisition Corp. (the “Company”) and American Stock Transfer & Trust Company dated as of [                             , 2008] (the “Trust Agreement”), we hereby authorize you to disburse from the Trust Account proceeds from interest and other income earned on the Property, as defined in the Trust Agreement, equal to $            , to              via wire transfer on                              , 200_. The Company certifies that the foregoing amount is to be used for the Company’s working capital and further certifies that the aggregate amount withdrawn by the Company from the Trust Account (as defined in the Trust Agreement) pursuant to Paragraph 3(ii) of the Trust Agreement does not exceed the amount permitted pursuant to such Paragraph 3(ii).

Very truly yours,

OPPORTUNITY ACQUISITION CORP.

By:
Name: Joseph A. Jolson
Title: Chairman and Chief Executive Officer

Authorized Counsel Signatory:

By:
Name:
Title:

D-1

EXHIBIT E

AUTHORIZED INDIVIDUAL(S) FOR TELEPHONE CALL BACK	AUTHORIZED TELEPHONE NUMBER(S)
Company:

Opportunity Acquisition Corp. c/o JMP Group Inc. 600 Montgomery Street, Suite 1100 San Francisco, California 94111

Attn: Joseph A. Jolson, Chairman and Chief Executive Officer	(415) 835-8900

Trustee:

American Stock Transfer & Trust Company 59 Maiden Lane Plaza Level New York, New York 10004

Attn: Herb Lemmer	(718) 921-8209

E-1